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                                                                     Exhibit 4.1



COMMON STOCK      COMMON STOCK

CB
THIS CERTIFICATE IS TRANSFERABLE IN
CANTON, MA, JERSEY CITY, NJ
OR NEW YORK, NY

SEE REVERSE FOR
CERTAIN DEFINITIONS
CUSIP 17285T 10 6

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT              is the owner of




FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

Citadel Broadcasting Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT
AND REGISTRAR
BY



AUTHORIZED SIGNATURE

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SECRETARY



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CITADEL BROADCASTING CORPORATION

RESTRICTIONS ON OWNERSHIP, VOTING AND TRANSFER. The Restated Certificate of Incorporation of the Corporation provides that the shares of capital stock represented by this certificate are subject to certain ownership, voting and transfer restrictions. Such restrictions (i) prohibit the ownership or voting of more than 20% of the Corporation's outstanding capital stock by aliens or their representatives, by a foreign government or representative thereof, by any corporation organized under the laws of a foreign country, or by any corporation where more than 20% of the capital stock is owned or voted by aliens (collectively "Aliens"); (ii) prohibit any transfer of the capital stock which would cause more than 20% of the outstanding stock to be owned or voted by Aliens; (iii) prohibit the ownership, voting or transfer of the outstanding capital stock to the extent that such ownership, voting or transfer would result in violation of the Communications Act or FCC Regulations; and (iv) permit the redemption of capital stock to bring the Corporation into compliance with the Communications Act or FCC Regulations or to prevent the loss of the Corporation's FCC licenses.

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -
TEN ENT -
JT TEN -

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT-                       Custodian
                                                           (Cust)
(Minor)
                                    under Uniform Gifts to Minors
                                    Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto


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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.
Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.